Exhibit 99.2
2006 & 2007 Earnings Guidance
December 14, 2007

Forward-Looking Statements
Statements contained or incorporated by reference in these slides regarding future events and developments are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933.  Forward-looking statements are based on management’s beliefs and assumptions that derive from information currently known by management.  Because such statements are based on expectations and not historical facts, actual results may differ materially from those projected in the particular statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document, or in the case of documents incorporated by reference, as of the date of those documents.
Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you here is readily available in our annual report on Form 10-K filed with the Securities and
Exchange Commission on February 16, 2006.
Contact:
Vectren Corporation
Steven M. Schein
VP – Investor Relations
812-491-4209
sschein@vectren.com

Expected 2006		
Utility	$1.17	to	$1.19
Nonutility	0.32	to	0.34
Vectren Operations	1.49	to	1.53
Synfuel Related	(0.05)	to	(0.04)
Total Vectren	$1.44	to	$1.49

	Guidance 2007		
Utility	$1.20	to	$1.30
Nonutility	0.43	to	0.53
Vectren Operations	$1.65	to	$1.80
Synfuel Related	$0.09	to	$0.11

2007 EPS Growth
➢
Indiana/Ohio conservation orders in
place full year
➢
South electric and gas rate cases
implemented in late summer
➢
~ 8% growth in Operations EPS –
excluding settlement between
ProLiance and Huntsville
Earnings Guidance
2006 EPS
➢
Initial Guidance
–
Vectren Operations - $1.59 to $1.78
–
Synfuels -  $0.16 to $0.17
–
Total - $1.75 to $1.95
➢
Nonrecurring Items
–
Synfuel loss – ($0.04) to ($0.05)
–
ProLiance/Huntsville Settlement – ($0.09)

➢
Decoupling/conservation orders in place in Indiana and Ohio
–
Incremental margin impact of $8 to $12 million depending on average customer use
➢
2006 O & M savings of $1.5 million related to AMT project
–
Continued implementation of Asset Management Transformation (AMT)
project designed to reduce costs by $9 million annually by 2010
➢
Expanded ProLiance gas storage
–
5 Bcf of Liberty Gas Storage capacity to be fully operational in 2007
–
Invested in additional capacity near Liberty Gas Storage and leased storage from Texas Gas & Heartland Pipeline
➢
Acquired access to 80 million tons of coal reserves
–
2 underground mines to be fully operational by 2011
➢
Continued to narrow focus of nonutility businesses
–
Acquired 100% of Miller Pipeline, exited meter reading and line locating businesses and sold broadband investment
Doing What We Said

➢
Recent regulatory approvals
–
Timely recovery of environmental expenditures – Senate Bill 29
•
NOx - $255 million – Aug 2001
•
Multi-pollutant - $110 million – Feb 2006
–
Normal Temperature Adjustment – Indiana – Oct 2005
–
ProLiance service agreement extended through 2011 – Apr 2006
–
Ohio Conservation/Decoupling order – Sep 2006
–
Indiana Conservation/Decoupling order – Dec 2006
➢
Current regulatory initiatives
–
South gas and electric rate cases filed – Sep 2006
•
Expect orders to be in place late summer 2007
•
Settlements achieved last 3 gas rate cases
Equitable Regulatory Environment

Conservation Orders In Place
➢
align u
Indiana and Ohio Commissions approved Vectren rate mechanisms that tility and customers by promoting conservation
–
IURC approval on December 1, 2006 – North gas territory – 550,000 customers
–
PUCO approval on September 13, 2006 – Ohio gas territory – 315,000 customers
–
Expect approval for South gas territory via base rate filing – 110,000 customers
➢
Comprehensive conservation programs to benefit customers in Indiana and Ohio
➢
New conservation oriented rates designed to stabilize gas utility gross margin from declining usage by providing Vectren the opportunity to recover the costs approved in last rate orders
–
Actual customer usage will be compared to average use per customer (AUPC)
approved in last general rate order
–
The difference between actual AUPC (weather normalized) and approved
AUPC will be recognized as margin recovered or to be refunded
➢
2006 decline in residential AUPC ~ 14% from last rate cases
➢
2007 estimated incremental revenue between $8 and $12 million

Future Presents Opportunity
➢
Growing gas and electric utility
–
5% rate base growth
➢
Equitable regulatory decisions
–
Conservation tariffs in Indiana & Ohio
–
NTA in Indiana
–
Senate Bill 29 recovery of environmental expenditures
➢
Successful nonutility operations
–
3 business segments - closely linked to core utility operations
–
3 year CAGR of over 18%
–
Targeted future growth of 10%+ achievable
➢
Strong financial profile
–
S&P: A-  and  Moody’s: Baa1
➢
Superior dividend record
–
47 consecutive years increased dividends - 12/1/06 increase of 3.3%
➢
Attractive total shareholder return
–
Target 9 to 10%

VECTREN

	Expected 2006			Forecast 2007		
Utility Net Income (millions)	$88	to	$90	$91	to	$98
Utility EPS	$1.17	to	$1.19	$1.20	to	$1.30

2007 Utility Outlook
➢
~ 6% EPS growth in utility operations
➢
5 year rate base growth - 5% CAGR
➢
Conservation/Decoupling orders stabilize earnings & reduce risk
➢
Rate increases for Indiana South gas and electric territories by late summer
➢
Rate increases and progressive regulatory approaches will be pursued to achieve allowed returns at each utility

➢
South Electric Rate Relief
–
Pre-hearing conference estimated order date - September 11, 2007
–
2007 Margin impact - $7 to $11 million
–
FERC approved rates for new transmission expenditures
–
Proposed 50/50 sharing above or below $10.5 million Wholesale Power
Marketing margin
–
Senate Bill 29 recovery expected to continue
➢
South Gas Rate Relief
–
Pre-hearing conference estimated order date - August 1, 2007
–
2007 Margin impact - $3 to $4 million
–
Conservation/Decoupling mechanism to be implemented
–
Bare steel/Cast iron tracker for new expenditures
2007 Rate Relief Effective Late Summer

VECTREN

Amounts are in millions.

2006 Gas Utility Margin	$390	to	$394
Incremental decoupling recovery	8	to	12
South gas rate relief & decoupling	3	to	4
Normal weather - Ohio	3	to	4
2007 Gas Utility Margin	$404	to	$414

2007 Gas Utility Margin Growth
Key Assumptions
➢
Indiana and Ohio Conservation/Decoupling orders in place in 2006
➢
South gas rate case & decoupling achieved in late summer
➢
NTA in place in Indiana, normal weather in Ohio
–
~ $400,000 of margin at risk per +/- 1% of normal HDD
➢
Residential customer growth ~ 1%
➢
Large customer margins flat year over year

Amounts are in millions.

2006 Electric Utility Margin	$271	to	$275
Senate Bill 29 recovery / return	4	to	5
Senate Bill 29 operating expense	5	to	6
South electric rate relief	7	to	11
Normal weather	2	to	3
All other including WPM	3	to	3
2007 Electric Utility Margin	$292	to	$303

2007 Electric Utility Margin Growth
Key Assumptions
➢
Continued recovery of Senate Bill 29 environmental expenditures
➢
South electric rate case achieved in late summer
➢
Normal weather
–
~ $100,000 of margin at risk per +/- 1% of normal HDD
–
~ $300,000 of margin at risk per +/- 1% of normal CDD
➢
Residential customer growth ~ 1%
➢
Large customer margins flat year over year

Amounts are in millions

	Expected 2006			Forecast 2007		
Utility O & M	$241	to	$245	$247	to	$253
Depreciation & Amortization	$151	to	$153	$163	to	$165
Interest	$77	to	$78	$79	to	$81
Other Taxes	$64	to	$66	$64	to	$66
Other Income	($11)	to	($12)	($7)	to	($9)
Income Taxes	$51	to	$52	$59	to	$63

2007 Other Utility Projections
Key Assumptions
➢
O & M growth below 3%
➢
Depreciation ~ 8% - growing capital expenditures plus amortization
➢
Interest ~ 3% - higher short-term debt balances
➢
Effective tax rate for 2007 ~39%

Amounts are in millions.

	Expected	Forecast					5-Yr Total
	2006	2007	2008	2009	2010	2011	2007-2011
South Electric	$149	$133	$192	$219	$149	$94	$787
South Gas	10	14	11	14	14	10	63
North Gas	56	86	67	70	67	68	358
Ohio Gas	16	26	30	33	32	32	153
VUHI Shared Assets	36	38	24	16	20	18	116
VUHI Consolidated	$267	$297	$324	$352	$282	$222	$1,477
Major Expenditures							
New Generation	$ -	$30	$72	$100	$70	$28	$300
Multi Pollutant	52	26	36	15	-	-	77
Electric - Transmission	38	29	40	48	34	9	160
Gas - Bare Steel/Cast Iron	11	16	31	42	42	43	174

➢
Earnings growth based on significant capital expenditures
–
Timely recovery through rate relief or tracking
–
Rate base grows at 5% CAGR through 2011
➢
Senate Bill 29 recovery for multi-pollutant continues and expected for new generation
➢
Requesting tracking recovery of Bare steel/Cast iron programs
VUHI Capital Expenditures

$400
$350
$300
$250
$200
$150
$100
$50
$0
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Cap Ex & Depr. - $ mm
Rate Base - $ mm
2006
2007
2008
2009
2010
2011
Cap Ex
Depreciation
Rate Base

5.2% Rate Base Growth
VUHI Capital Structure
Common
Equity
Long-Term Debt
45%
45%
10%
2006
Estimate
1) Includes customer deposits, ITC,
deferred taxes and other.
Other 1
2006 Rate Base ($mm)
North - Gas$   761
Ohio - Gas
$   257
South - Gas$   119
South - Electric
$1,018
Growing Rate Base (2006-2011)

VECTREN

Nonutility Net Income (millions) [1]	Expected 2006			Forecast 2007		
Energy Marketing and Services	$16.0	-	$17.0	$22.0	-	$26.0
Coal Mining	4.5	-	5.0	5.0	-	7.0
Energy Infrastructure Services	4.0	-	4.5	6.0	-	7.0
Primary Businesses Net Income	24.5	-	26.5	33.0	-	40.0
Other Businesses	(0.5)	-	(0.5)	(0.5)	-	-
Operating Company Net Income	$24.0	-	$26.0	$32.5	-	$40.0
Synfuel Related Earnings	($3.5)	-	($3.0)	$7.0	-	$8.5
Operating Company EPS	$0.32	-	$0.34	$0.43	-	$0.53
EPS Contribution from Synfuels	($0.05)	-	($0.04)	$0.09	-	$0.11

1) Includes holding company allocations.

➢
Disciplined growth
➢
Reinvest earnings in primary businesses
➢
Develop gas storage opportunities
➢
Develop and market new coal reserves
➢
Grow Energy Infrastructure Services
➢
Target 10%+ annual growth from key operating companies
Proven Success with Operating Companies

$ in millions	Actual 2004	Actual 2005	Expected 2006			Forecast 2007		
Gross Margins	$73.9	$116.0	$105.0	-	$110.0	$110.0	-	$120.0
Margin from Asset Optimization	69%	79%	75%	-	80%	80%	-	85%
EBITDA	$51.5	$89.9	$60.0	-	$65.0	$80.0	-	$90.0
Vectren Net Income	$15.4	$31.1	$19.0	-	$20.0	$25.0	-	$28.0
Firm Storage Capacity (Bcf)	26	33	35			45

➢
Grow leased or owned storage capacity
–
Added 2 Bcf of seasonal storage for winter of ’06-’07
–
Will add 6 Bcf high deliverability storage plus another 4 Bcf of seasonal storage for the winter of ’07-’08
–
Hedged storage spreads for winter of ’06-’07 exceed expectations
–
20% of seasonal summer/winter spreads ’07-’08 are currently hedged
➢
Invest in gas midstream assets
–
Heartland Gas Pipeline started service in late ’06
–
Liberty Gas Storage Phase I to be completed in the 2nd quarter of ’07
–
Liberty expansion in planning stage and expected to be filed with FERC in
’07
➢
Grow wholesale and retail gas marketing business
–
Number one ranking in ’06 Mastiogale annual customer satisfaction survey
–
~95% customer retention in ’06
ProLiance Energy

VECTREN

$ in millions, except per ton	Actual 2004	Actual 2005	Expected 2006			Forecast 2007		
Revenue	$119.3	$143.9	$155.0	-	$165.0	$165.0	-	$185.0
EBITDA	$14.0	$24.5	$22.0	-	$24.0	$25.0	-	$33.0
Net Income	$1.0	$6.2	$5.2	-	$5.7	$6.0	-	$8.0
Tons Produced	3.6	4.4	3.9	-	4.1	4.0	-	4.4
Mine Yield - Prosperity	63%	68%	59%	-	61%	60%	-	65%
Mine Ratio - Cypress Creek	18:1	13:1	15:1	-	17:1	12:1	-	16:1
Avg Realized Price/Ton (w/o freight)	$24.12	$26.14	$30.50	-	$31.50	$31.50	-	$33.50
Cost of Sales/Ton (w/o freight)	$23.52	$24.07	$28.50	-	$29.50	$28.75	-	$30.75

➢
Grow revenue
–
90+% of coal is pre-sold for ’07
–
4 to 5% average price increase in ’07 locked in
–
Mine an additional 200,000 tons in ’07
➢
Manage costs
–
40+% of diesel fuel planned for ’07 is hedged below average ’06 costs
–
Full year of more efficient high wall mining at Cypress Creek in ’07
➢
Develop new mines
–
Expect permit approvals to build out Oaktown Fuels Mines #1 and #2 in
’07
–
Planning to break ground for new mines in late ’07
–
Expect new production to start in ’09, reaching 5 million tons per year by
2011
–
With Prosperity Mine continuing and Cypress Creek depleted, total annual production will reach 8 million tons
Mining Operations

VECTREN

$ in millions	Actual 2004	Actual 2005	Expected 2006			Forecast 2007		
Revenue	$62.1	$65.8	$96.0	-	$100.0	$110.0	-	$120.0
Gross Margin as % of Revenue	28%	24%	23%	-	25%	23%	-	25%
EBITDA	$5.8	$0.9	$4.0	-	$4.5	$6.0	-	$8.0
Net Income	$2.8	($0.4)	$2.5	-	$2.7	$3.5	-	$4.5
Backlog @ year-end	$19.8	$44.7	$65.0	-	$70.0	$60.0	-	$70.0
New Sales Contracts	$56.6	$89.0	$97.0	-	$103.0	$90.0	-	$110.0

➢
Grow performance contracting (construction) business
–
Record sales year in ’06 will lead to record year-end backlog of $65+ million
–
New offices adding business in the Mid-Atlantic and South
–
Continued focus on energy conservation in the public sector will continue
➢
Grow operations business
–
Added new operating agreement with Baltimore Public Schools in ’06
–
Negotiating for two new large operating agreements to become effective in
’07
–
Use operating agreements to facilitate repeat performance contracting business
➢
Grow renewable energy business
–
Completed landfill gas project in Johnson City, TN in late ’06
–
Right to develop sizable landfill gas project in the southeast for ’08 production
–
Acting as project manager for waste to energy project in St. Lucie County, FL
Energy Systems Group

$ in millions	Actual 2004	Actual 2005	Expected 2006			Forecast 2007		
Revenue	$106.3	$117.5	$145.0	-	$155.0	$150.0	-	$170.0
EBITDA	$15.8	$13.2	$17.0	-	$18.0	$18.0	-	$20.0
Gross Margin as % of Revenue	17%	13%	11%	-	13%	10%	-	14%
Net Income	$1.3	$0.9	$2.1	-	$2.4	$3.5	-	$4.5

➢
Grow through acquisition
–
Completed purchase of remaining 50% of Miller from Duke Energy in ’06
–
Made two small Midwestern acquisitions in ’06
–
Look for additional small complementary acquisitions
➢
Grow through existing customer penetration and territory expansion
–
Entered new market segments for two large East Coast customers
•
Construction of new mains and services and cast iron replacement
–
Adding distribution maintenance crews in the East and South
–
Continued focus on transmission construction
➢
Positioned to grow through aging infrastructure replacement
–
Bare steel and cast iron replacement programs
–
Mandated pipeline and likely distribution integrity programs
–
EPA mandated upgrades in storm and waste-water sewer systems
Miller Pipeline

$ in millions	Actual 2004	Actual 2005	Expected 2006			Forecast 2007		
Synfuels Net Income	$8.4	$10.4	($4.5)	-	($4.0)	$6.0	-	$7.5
Synfuels Fees	3.7	1.3	1.0	-	1.0	1.0	-	1.0
Synfuel Related Earnings	$12.1	$11.7	($3.5)	-	($3.0)	$7.0	-	$8.5

Synfuels
➢
Manage oil price risk
–
’07 is the last year for the synfuel tax credit
–
Hedged 100% of planned ’07 production using call spreads
–
“Mark to market” accounting on spreads could impact timing
of earnings recognition
–
Variability of earnings predicated upon price paid per tax
credit which is impacted by the phase out range, inflation
factor, and actual production volumes

$ in millions	Expected 2006	Forecast 2007	2008	2009	2010	2011
Energy Marketing and Services [1]	$ 1.0	$ 1.3	$ 0.3	$ 0.2	$ 0.3	$ 0.3
Mining Operations	27.2	30.4	96.4	59.8	14.4	19.1
Energy Infrastructure Services	46.8	10.5	26.8	12.6	11.2	11.9
Other Businesses	3.2	0.4	0.4	0.3	0.2	0.2
	$ 78.2	$ 42.6	$ 123.9	$ 72.9	$ 26.1	$ 31.5

1) Does not include unconsolidated investments at ProLiance

➢
Reinvest earnings into existing operating companies
➢
Look for opportunistic acquisition opportunities
➢
Includes $125 million for the start up of new mines
➢
Excludes payments for synfuel tax credits
Nonutility CapEx and Investments

Expected 2006			Guidance 2007		
Utility	$1.17	to	$1.19	$1.20	to	$1.30
Nonutility	0.32	to	0.34	0.43	to	0.53
Vectren Operations	1.49	to	1.53	$1.65	to	$1.80
Synfuel Related	(0.05)	to	(0.04)	$0.09	to	$0.11
Total Vectren	$1.44	to	$1.49

➢
5% rate base growth
➢
~90% gas margin subject to conservation tariffs
➢
~65% gas margin subject to NTA
➢
~50% of electric Cap Ex expected to be recovered under Senate Bill 29
➢
Nonutility 3-yr CAGR of over 18%
–
Business Environment and outlook for EMS, CM and EIS are all good
➢
S&P : A-  and  Moody’s : Baa1
➢
47 Consecutive years of increased dividends paid
–
12/1/06 increase of 3.3%
➢
Average annual EPS growth of 5% or more
2006 & 2007 EPS Guidance